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                                                                EXHIBIT 10(b)
                                    AGREEMENT

                  This Agreement is made and entered into as of this __ day of August, 1996, by and among CN Biosciences, Inc., a Delaware corporation (the "Company"), Warburg, Pincus Investors, L.P., a Delaware limited partnership ("Warburg"), ABS MB (C-N) Limited Partnership, a Maryland limited partnership ("ABS"), Stelios B. Papadopoulos ("Papadopoulos"), John T. Snow ("Snow") and Ben Matzilevich ("Matzilevich").

         WHEREAS, Warburg is the sole holder of the 4,001 outstanding shares of the Company's Series A Convertible Preferred Stock, par value $1.00 per share (the "Series A Convertible Preferred Stock");

         WHEREAS, Warburg, ABS, Papadopoulos and Snow (collectively, the "Series B Holders") are the holders of 124,023, 50,356, 4,377 and 672 shares of the Company's Series B Preferred Stock, par value $1.00 per share (the "Series B Preferred Stock"), constituting all of the outstanding shares of Series B Preferred Stock;

         WHEREAS, the Company is contemplating an initial public offering (the "Offering") of its Common Stock, par value $.01 per share (the "Common Stock"), and in connection therewith, the Company desires that the outstanding shares of Series A Convertible Preferred Stock be converted into shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), and the outstanding shares of Series B Preferred Stock be exchanged for shares of Common Stock;

         WHEREAS, Warburg and ABS currently have certain rights with respect to the nomination and election of directors to the Company's Board of Directors, which rights, by their terms, will terminate upon the consummation of the Offering; and

         WHEREAS, to induce Warburg and ABS to enter into this Agreement and in consideration of their agreement to exchange Series B Preferred Stock for shares of Common Stock, the Company is willing to grant Warburg and ABS certain new rights with respect to the nomination and election of directors on the terms set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto hereby agree as follows:
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         Section 1.  Conversion of Series A Convertible Preferred Stock.

         (a) On the closing date of the Offering (the "Consummation Date"), all shares of Series A Convertible Preferred Stock shall automatically be converted into shares of Class A Common Stock in accordance with the terms of the Series A Convertible Preferred Stock. The execution of this Agreement by Warburg shall constitute both the requisite notice to the Company of Warburg's intention to convert its shares of Series A Convertible Preferred Stock and the consent of the sole holder of the outstanding shares of Series A Convertible Preferred Stock to such conversion as required by the terms of the Series A Convertible Preferred Stock.

         (b) As of the Consummation Date, the shares of Series A Convertible Preferred Stock held by Warburg shall cease to exist and Warburg shall cease to have any rights with respect thereto, except the right to receive the requisite number of shares of Class A Common Stock provided by the terms of the Series A Convertible Preferred Stock.

         (c) On the Consummation Date, Warburg shall surrender to the Company stock certificates representing all of the shares of Series A Convertible Preferred Stock held by it, together with executed stock power assignments to the Company. Upon conversion of the Series A Convertible Preferred Stock, the Company shall promptly deliver to Warburg certificates in Warburg's name representing 788,814 shares of Class A Common Stock.

         Section 2.  Exchange of Series B Preferred Stock.

         (a) On the Consummation Date, all shares of Series B Preferred Stock shall be exchanged for shares of Common Stock as determined in accordance with
Section 2(b) hereof.

         (b) Each Series B Holder shall receive, in exchange for its shares of Series B Preferred Stock, that number of shares of Common Stock as will be equal to (i) the number of shares of Series B Preferred Stock held by such Series B Holder multiplied by (ii) $100 (the liquidation preference of a share of Series B Preferred Stock) divided by the initial public offering price of the Common Stock as set forth on the cover page of the final prospectus relating to the Offering. No fractional shares shall be issued. In the event that the this calculation results in a fractional share amount, the number of shares of Common Stock to be issued shall be rounded up to the next whole number if the fraction is greater than or equal to one-half and rounded down to the next lesser whole number if the fraction is less than one-half.

         (c) As of the Consummation Date, all shares of Series B Preferred Stock shall cease to exist and the holders thereof shall cease to have any rights with respect thereto, except the


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right to receive shares of Common Stock in accordance with the terms of this
Agreement.

         (d) On the Consummation Date, each Series B Holder shall surrender to the Company stock certificates representing all of the shares of Series B Preferred Stock held by it, together with executed stock power assignments to the Company. Upon the exchange of the Series B Preferred Stock, the Company shall promptly deliver to the Series B Holders certificates in their respective names representing the requisite number of shares of Common Stock as determined in accordance with Section 2(b) hereof.

         Section 3. Termination of Subscription and Shareholder Agreement; Rights to Nominate Directors.

         (a) On the Consummation Date, that certain Subscription and Shareholder Agreement, dated March 13, 1992, initially among the Company, Warburg, ABS, Snow, Richard Slansky and Georges Chappuis, shall terminate and have no further force or effect.

         (b) From the Consummation Date and for as long as Warburg owns beneficially at least 20% of the outstanding shares of Common Stock, the Company shall nominate and use reasonable efforts to have two individuals designated by Warburg and reasonably acceptable to the Company elected to the Company's Board of Directors, and from the date that Warburg owns beneficially less than 20% of the outstanding shares of Common Stock but for so long at it owns beneficially at least 10% of the outstanding shares of Common Stock, the Company shall nominate and use reasonable efforts to have one individual designated by Warburg and reasonably acceptable to the Company elected to the Company's Board of Directors. From the Consummation Date and for so long as ABS owns beneficially at least 10% of the outstanding shares of Common Stock, the Company shall nominate and use reasonable efforts to have one individual designated by ABS and reasonably acceptable to the Company elected to the Company's Board of Directors. For purposes hereof, beneficial ownership shall have the meaning given to such term under Rule 13d-3 promulgated under the Securities Exchange Act of 1934.

         Section 4.  Registration Rights.

         With respect to the shares of Common Stock issuable (a) upon the conversion of shares of Class A Common Stock, which are issuable upon the conversion of the shares of Series A Convertible Preferred Stock contemplated by
Section 2 hereof, and (b) upon the exchanges of the shares of Series B Preferred Stock contemplated by Section 3 hereof, such shares of Common Stock shall be deemed to be "Registrable Securities" under the Registration Rights Agreement, dated as of March 13, 1992, among the Company and certain holders of the Company's securities, and the holders thereof shall be entitled to the rights and subject to the obligations set


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forth therein as if such rights and obligations were set forth in full herein.
The execution of this Agreement by the parties hereto shall constitute a consent (under such Registration Rights Agreement) to the grant of registration rights hereby.

         Section 5.  Representations and Warranties.

         (a) The Company represents and warrants to Warburg, ABS, Papadopoulos, Snow and Matzilevich as follows:

           (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

           (ii) The Board of Directors of the Company has authorized the execution, delivery and performance of this Agreement and each of the transactions contemplated hereby. Any consents of third parties that may be required to be obtained by the Company for the execution, delivery or performance of the transactions contemplated hereby have been obtained.

           (iii) This Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

           (iv) As of the date hereof, the Company's authorized, issued and outstanding capital stock consists of the following: 30,000,000 shares of Common Stock authorized, of which 1,087,875 shares are issued and outstanding; 800,000 shares of Class A Common Stock authorized, no shares of which are issued and outstanding; 5,000 shares of Series A Convertible Preferred Stock authorized, of which 4,001 shares are issued and outstanding; 200,000 shares of Series B Preferred Stock authorized, of which 179,428 shares are issued and outstanding; and 5,000,000 shares of Preferred Stock, par value $.01 per share, authorized, no shares of which are issued and outstanding. The Company has previously issued a warrant to purchase 3,028 shares of Common Stock and has granted options to purchase an aggregate of 393,914 shares of Common Stock. An additional 359,559 shares of Common Stock are reserved for future issuances of options under the Company's Amended and Restated 1992 Stock Option Plan. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and were not issued in violation of any preemptive or similar rights.

           (v) The shares of Common Stock and Class A Common Stock to be issued in connection herewith, and the shares of Common Stock issuable upon conversion of the shares of Class A Common Stock, when delivered for the applicable


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consideration, will be duly authorized, validly issued, fully paid and nonassessable shares of the Company, and free of any preemptive or similar rights.

         (b) Each of Warburg, ABS, Papadopoulos and Snow severally represent and warrant to the Company as follows, and Matzilevich represents and warrants to the Company as to (b)(i) and (b)(ii) only:

           (i) The execution, delivery and performance of this Agreement have been duly authorized and all consents of third parties that may be required to be obtained by such person for the consummation of the transactions contemplated hereby have been obtained.

           (ii) This Agreement constitutes the valid and binding obligation of such person and is enforceable against such person in accordance with its terms.

           (iii) The shares of Class A Common Stock or Common Stock, as applicable, are being acquired for such person's own account for investment and not with a view towards the resale, transfer or distribution thereof, nor with any present intention of distributing such securities. No other person has any right with respect to or interest in the Common Stock or Class A Common Stock, as applicable, being acquired by such person, nor has such person agreed to give any person any such interest or right in the future.

           (iv) Such person understands that the shares of Class A Common Stock or Common Stock, as applicable, being acquired in connection herewith have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), nor qualified under any state securities laws, and that they are being offered and sold pursuant to an exemption from such registration and qualification based in part upon the representations contained herein.

           (v) Such person has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment(s) contemplated by this Agreement and is able to bear the economic risk of investment in the Company (including a complete loss of investment).

           (vi) Such person understands that absent registration under the Securities Act and qualification under applicable state securities laws, the shares of Class A Common Stock or Common Stock, as applicable, may not be transferred without an opinion of counsel reasonably satisfactory to the Company stating that an exemption from such registration and qualification is available, and such person must otherwise bear the economic risk of this investment indefinitely unless such person's securities are registered pursuant to the Securities Act and qualified under


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applicable state securities laws or an exemption from qualification is available.

                  Section 6.  Covenants.

         (a) Warburg, ABS, Papadopoulos and Snow each covenant that such person will not sell or otherwise transfer the shares acquired hereunder (or, in the case of Warburg, any shares of Common Stock acquired upon the conversion of the Class A Common Stock) except pursuant to an effective registration under the Securities Act or in a transaction which qualifies as an exempt transaction under the Securities Act and the rules and regulations promulgated thereunder and any applicable state securities laws.

         (b) The certificates evidencing the shares of Common Stock and Class A Common Stock issued hereunder shall bear the following legend:

         "The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be transferred except pursuant to an effective registration under the Securities Act or in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under the Securities Act and the rules and regulations promulgated thereunder."

         (c) Pending the closing of the transactions contemplated hereby, the Company will not, without the prior written consent of the other parties hereto, take any action which would result in any of the representations or warranties contained in this Agreement not being true at and as of the time immediately after such action, or result in any of the covenants contained in the Agreement becoming incapable of performance. The Company will promptly advise such parties of any action or event of which it becomes aware which has the effect of making incorrect any of such representations or warranties or which has the effect of rendering any of such covenants incapable of performance. Pending the closing of the transactions contemplated hereby, the Company shall not issue any shares of capital stock of the Company except pursuant to this Agreement, in connection with the Offering and in connection with the exercise of outstanding stock options and the outstanding warrant to purchase shares of Common Stock, and Warburg, ABS, Papadopoulos and Snow shall not transfer any shares of Series A Convertible Preferred Stock or Series B Preferred Stock, as applicable.

         (d) Each of the parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.



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         Section 7.  Termination.

         This Agreement shall terminate on December 31, 1996 if the Consummation Date shall not have occured prior to such date.

         Section 8.  Notices.

         All notices or other communications required or permitted to be given hereunder or necessary in connection herewith shall be in writing and shall be deemed to have been duly delivered upon delivery, if delivered personally, upon the transmission thereof, if sent by facsimile transmission, on the second business day after delivery to an air courier company for express delivery, or on the seventh business day after mailing, if mailed, postage prepaid, registered or certified mail. Such notices shall be delivered to such partys' business address maintained on the books of the Company, or such other address as such party shall have furnished to the other parties hereto.

         Section 9.  Miscellaneous.

         (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to choice of law principles thereof.

         (b) The share numbers contained herein give effect to the 2.36585-for-one stock split, effected in the form of a stock dividend of 1.36585 shares of Common Stock per share of Common Stock, declared by the Company's Board of Directors on July 16, 1996.

         (c) The headings of the sections of this Agreement are for convenience only and shall not be deemed to constitute a part of this Agreement.

         (d) This Agreement constitutes the entire understanding of the parties hereto and supersedes all prior agreements or understandings among the parties relating to the subject matter hereof. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of all parties hereto.

         (e) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one instrument.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                                   CN BIOSCIENCES, INC.

                                   By:
                                      ---------------------------------
                                   Name:
                                   Title:

                                   WARBURG, PINCUS INVESTORS, L.P.

                                   By:  Warburg, Pincus & Co., its
                                        General Partner

                                   By:
                                      ---------------------------------
                                      Name:
                                      Title:

                                   ABS MB (C-N) LIMITED PARTNERSHIP

                                   By:  ABS MB Ltd., its
                                        General Partner

                                   By:
                                      ---------------------------------
                                      Name:
                                      Title:

                                   ------------------------------------
                                   Stelios B. Papadopoulos

                                   ------------------------------------
                                   John T. Snow

                                   ------------------------------------
                                   Ben Matzilevich


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